                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                 April 5, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                         MegaBank Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                       001-13819                     840949755
---------------                   -----------                -------------------
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


          8100 E. Arapahoe Road, Suite 214, Englewood, Colorado 80155
          -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (303) 740-2265
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEMS 1-4.    Not Applicable.

ITEM 5.       OTHER EVENTS.


              On April 5, 1999, MegaBank Financial Corporation ("MegaBank") and Empire Title and Escrow Corporation ("Empire") announced the signing and closing of a definitive agreement, dated as of April 1, 1999, among MegaBank, MB Title Company ("MB Title"), Empire and the Stockholders of Empire (the "Merger Agreement") pursuant to which Empire merged with and into MB Title, a wholly-owned subsidiary of MegaBank (the "Merger"). The consideration paid to the stockholders of Empire consisted of MegaBank common stock and cash.

ITEM 6.      RESIGNATION OF REGISTRANT'S DIRECTORS.

             Not Applicable.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a) Financial Statements - None

             (b) Pro Forma Financial Information - None

             (c) Exhibits - None

ITEM 8.      CHANGE IN FISCAL YEAR.

             Not Applicable.

ITEM 9.      SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

             Note Applicable.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 5, 1999                        MegaBank Financial Corporation.
     -------------------

                                           By: /s/ Thomas R. Kowalski
                                              -----------------------------
                                              Thomas R. Kowalski, Chairman